SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): March 23, 2020

SHINECO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37776	52-2175898
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 1001, Building T5,

DaZu Square, Daxing District,

Beijing, People’s Republic of China

(Address of principal executive offices)

Registrant’s telephone number, including area code: (+86) 10-87227366

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TYHT	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective March 23, 2020, the Board of Directors (the “Board”) of Shineco, Inc. (the “Company”) unanimously appointed a new director, Mr. Ning Chen, to the Board. There is no arrangement or understanding between Mr. Chen and any other person pursuant to which Mr. Chen was selected as Director, there is no family relationship between Mr. Chen and any director or officer of the Company. Mr. Chen is considered an independent Director and has been accepted to serve as Chairman of the Company’s Compensation Committee and as a member of the Company’s Nominating and Governance Committee. Mr. Chen will receive an annual board compensation package of $10,000 per year.

Mr. Chen was chosen as a director because of his experience in financial management. Mr. Chen is currently the President of Jicai Capital Management (Beijing) Co., Ltd. From October 2017 to November 2018, Mr.Chen served as the CEO of Jijing Caihua Capital Management Co., Ltd. From June 2014 to October 2017, Mr. Chen was Executive Vice President of China Science and Merchants Capital Management Group. From September 2011 to June 2014, Mr. Chen was Vice President of Runjia Huasheng Investment Fund Management Co., Ltd. From January 1999 to September 2011, Mr. Chen worked in China Cinda Asset Management Corporation. From September 1995 to January 1999, Mr. Chen served as Director in New China Life Insurance Co., Ltd. From August 1993 to August 1995, Mr. Chen worked for Ping’an Insurance Corporation of China. From July 1992 to August 1993, Mr. Chen worked at People’s Bank of China.

Effective March 23, 2020, the Board of Directors accepted the resignation of Mr. Zhen Li from the Company’s Board. Mr. Li resigned in order to devote his energy to handling his personal health issues. Mr. Li has declined to accept any remuneration for his service on the Board.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SHINECO, INC.

By:	/s/ Yuying Zhang
Name: Its:	Yuying Zhang Chief Executive Officer

Dated: March 23, 2020

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